AMENDMENT No. 2
                                     To The
                                 SAN JUAN UNIT 4
                 PURCHASE AGREEMENT AND PARTICIPATION AGREEMENT
                                     Between
                      Public Service Company of New Mexico
                                       and
                       The City of Farmington, New Mexico

1.0      PARTIES

         This  Amendment  No. 2 to the San Juan Unit 4  Purchase  Agreement  and
Participation Agreement ("Amendment No. 2") is made and entered into this 27th day of October 1999, by and between PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation ("PNM") and THE CITY OF FARMINGTON, NEW MEXICO, an incorporated municipality, a body politic and corporate, existing as a political subdivision under the constitution and laws of the State of New Mexico (the "City"), hereinafter sometimes referred to individually as a "Party" or collectively as the "Parties."

2.0      RECITALS

         This Amendment No. 2 is made with reference to the following facts, among others:

         2.1 The San Juan Unit 4 Purchase Agreement and Participation Agreement was entered into by the Parties as of November 17, 1981 and was amended by Amendment No. 1 thereto dated as of October 31, 1984 (collectively, as thus amended, the "PPA"). The PPA governs the purchase by the City of an 8.475 percent undivided ownership interest in San Juan Unit 4 and associated common facilities, supplies and inventories and the operation thereof by PNM as Operating Agent of the San Juan Project.


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         2.2 PNM and Tucson  Electric Power Company  ("TEP") only are parties to the San Juan Project Co-Tenancy Agreement (the "Co-Tenancy Agreement") and the San Juan Project Operating Agreement (the "Operating Agreement").

         2.3 The Co-Tenancy Agreement and the Operating Agreement have been previously amended by action of PNM and TEP, through and including Amendments Number 10 to the Co-Tenancy Agreement and the Operating Agreement.

         2.4 The San Juan Project Construction Agreement was terminated in 1995 by action of PNM and TEP.

         2.5 PNM, TEP, Century Power Company, Southern California Public Power Authority ("SCPPA"), the City, M-S-R Public Power Agency ("M-S-R"), the County
of Los Alamos, New Mexico ("County") and the City of Anaheim, California ("Anaheim") entered into the San Juan Project Designated Representative Agreement ("DR Agreement") as of April 29, 1994, for the purpose of complying with the federal Clean Air Act Amendments of 1990; the DR Agreement was thereafter accepted by Utah Associated Municipal Power Systems ("UAMPS") and Tri-State Generation and Transmission Association, Inc. ("Tri-State") at the time of their respective purchases of ownership interests in the San Juan Project.

         2.6 The owners of the San Juan Project, including PNM and the City, have negotiated a San Juan Project Participation Agreement among PNM, TEP, the City, M-S-R, the County, SCPPA, Anaheim, UAMPS and Tri-State (the "Participation Agreement") to amend, restate and replace in their entirety the Co-Tenancy Agreement and the Operating Agreement and to set out in one instrument all of the matters previously included in the Co-Tenancy Agreement and the Operating Agreement.


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         2.7 The Participation  Agreement will, upon its effective date, provide the City with all the rights, privileges and obligations of a "Participant," as that term is defined in the Participation Agreement, and is intended to supersede the rights, privileges and obligations of the City as a "Unit Participant," as that term is defined in the Operating Agreement.

         2.8 The Parties desire to amend the PPA to harmonize the PPA with the Participation Agreement.

         NOW, THEREFORE, based on the foregoing recitals and in consideration of the mutual promises, terms and covenants of this Amendment No. 2, the Parties hereby agree as follows:

3.0      TERM AND TERMINATION

         3.1 This Amendment No. 2 shall become effective as of the date on which the Participation Agreement becomes effective.

         3.2 Section 33.2 of the PPA is amended to read in its entirety as follows:

            This Agreement shall continue in full force and effect from its Effective Date until the termination date of the San Juan Project Participation Agreement, dated as of October 27, 1999 (the "Participation Agreement").

4.0      CHANGES IN REFERENCES TO CO-TENANCY AGREEMENT
         AND OPERATING AGREEMENT

         4.1 Subsection (2) of Section 2.3.1 of the PPA is hereby deleted in its entirety.

         4.2 Section 8 of the PPA is hereby amended to read in its entirety as follows:

                  8.1 Participation  Agreement.  Except as otherwise provided in this Agreement, the rights and obligations of the Parties with respect to the San Juan Project are as set forth in the Participation Agreement. Any reference in this Agreement to any provision of the San Juan Project Agreements shall be deemed to be a reference to the corresponding or successor provision of the Participation Agreement.

                  8.2 PNM-City  Relationship.  The relationship  between PNM and the City with respect to Unit 4 shall be governed by this Agreement. As between PNM and the City, where a specific provision of this Agreement is in conflict with a provision in one or more of the San Juan Project Agreements, the provisions of this Agreement shall govern.


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         4.3 Except as otherwise  provided herein,  the Participation  Agreement shall be applicable to all aspects of the City's ownership interest in San Juan Unit 4.

5.0      PNM AS PROJECT MANAGER

         5.1      Section 9 of the PPA is hereby deleted in its entirety.

6.0      PNM AS OPERATING AGENT

         6.1 Section 10 of the PPA is hereby amended to read in its entirety as follows:

            10.1 The City recognizes that PNM is the Operating Agent, as that term is defined in Section 5.31 of the Participation Agreement.

            10.2 PNM's responsibilities as Operating Agent to the City are described in Section 28 of the Participation Agreement.

7.0      APPLICABILITY OF CERTAIN PROVISIONS OF CO-TENANCY AGREEMENT

         7.1      Section 11 of the PPA is hereby deleted in its entirety.

8.0      ENTITLEMENT TO AND SCHEDULING OF POWER AND ENERGY

         8.1 Section 12 of the PPA is hereby deleted in its entirety.

9.0      START-UP AND AUXILIARY POWER

         9.1      Section 13 of the PPA is hereby amended to read as follows:

                        Each Party  shall be  obligated  to provide its share of
               start-up and auxiliary power and energy in proportion to its Participation Share in San Juan Unit 4 as provided in Section 17 of the Participation Agreement. Any supplementary arrangements which may be required to facilitate the City's supply of start-up and auxiliary power and energy shall be made in accordance with procedures established by the Coordination Committee, as that term is defined in Section 7 of the Interconnection Agreement.


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10.0     CAPITAL BETTERMENTS, ADDITIONS AND REPLACEMENTS

         10.1     Section 14 of the PPA is hereby deleted in its entirety.

11.0     PNM'S RIGHT OF FIRST REFUSAL

         11.1 Section 15 of the PPA is hereby amended to read in its entirety as follows:

                    PNM shall have a right of first  refusal with respect to the sale or disposition of the Transfer Interest or portion thereof. Such right shall be exercised in accordance with the terms and conditions and the procedures set out in Section 11 of the Participation Agreement.

12.0     DEFAULTS

         12.1 The reference to "the prime lending rate established and published by Irving Trust Company, or if the foregoing is not legally enforceable against the city, then at a rate of 18 percent per annum" in Section 19.3 of the PPA is replaced by "ten percent (10%) per annum."

         12.2 The reference to "(i) the prime lending rate established and published by Irving Trust Company, (ii) twelve percent (12%) per annum" in
Section 19.4 of the PPA is replaced by "ten percent (10%) per annum."

         12.3 Sections 19.5 and 19.6 of the PPA are hereby deleted in their entirety.

13.0     DISPUTES; ARBITRATION

         13.1 Section 20 of the PPA is hereby amended to read in its entirety as follows:

                    In the event that a dispute between the Parties should arise under this Agreement, such dispute shall be first submitted to the PNM and City members on the Engineering and Operating Committee for resolution. In the event these members are unable to resolve such dispute within ninety (90) days after submission, the dispute shall be referred in writing to the President or a Vice President designated by PNM and the Mayor of the City, or his or her designee. If such dispute has not been resolved within thirty (30) days after the referral made by either Party (unless such thirty (30) day period is extended by mutual agreement of the Parties), either Party may thereafter call for submission of such dispute to arbitration in the manner set forth in Section 37 of the Participation Agreement, which call shall be binding upon the Parties, except that the notices required under Section 37.1 of the Participation Agreement shall only be provided to the Parties to this Agreement unless the dispute between the Parties to this Agreement affects the interests of other parties to the Participation Agreement.


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14.0     RELATIONSHIP OF PARTIES

         14.1 Sections 25.2 and 25.4 of the PPA are hereby deleted in their entirety.

15.0     DESTRUCTION, DAMAGE OR CONDEMNATION OF SAN JUAN UNIT 4

         15.1     Section 42 of the PPA is hereby deleted in its entirety.

16.0     AMENDMENT TO EXHIBIT A

         16.1 The definition of "Unit Participant" is hereby deleted from Exhibit A to the PPA.

17.0     CONTINUATION IN EFFECT

         17.1 Except as herein modified, all provisions of the PPA are unchanged and continue in full force and effect.

         IN WITNESS WHEREOF, the Parties have caused this Amendment No. 2 to be executed by their duly authorized representatives as of the date set forth above.

                                   PUBLIC SERVICE COMPANY OF NEW MEXICO

                                   By:       /s/ Patrick J. Goodman
                                       --------------------------------------
                                             Patrick J. Goodman
                                             Vice President, Power Production



                                   THE CITY OF FARMINGTON, NEW MEXICO

                                    By:
                                       --------------------------------------
                                                     Mayor
Attest:



---------------------------
City Clerk

73523



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